SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2011 (July 31, 2011)

 SINO GAS INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in Charter)

Utah	000-51364	32-0028823
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No.18 Zhong Guan Cun Dong St.
Haidian District
Beijing 100083, People’s Republic of China
(Address of Principal Executive Offices)

86-10-82600527
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2011, Mr. Yu Gang Zhang resigned from the position of Chief Financial Officer of Sino Gas International Holdings, Inc. (the “Company”) for personal reasons.  Mr. Zhang had no disagreements with the Company prior to his resignation. On August 1, 2011, Ms. Baoling Wang, the current Accounting Manager was appointed Principal Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GAS INTERNATIONAL HOLDINGS, INC.

Date: August 4, 2011	By:	/s/ Yuchuan Liu
Name: Yuchuan Liu
Title: Chief Executive Officer